                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------




                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: September 19, 2000
                  Date of earliest event reported: May 16, 2000




                       ADVANCED FIBRE COMMUNICATIONS, INC.


    A Delaware                 Commission File               I.R.S. Employer
   Corporation                 Number: 0-28734              Identification No.
                                                                68-0277743


                         1465 McDowell Boulevard, North
                           Petaluma, California 94954

                            Telephone: (707) 794-7700

ITEM 5. OTHER EVENTS.

On May 16, 2000, Advanced Fibre Communications, Inc. (AFC), completed the acquisition of GVN Technologies, Inc. (GVN), of Largo, Florida, a leading developer of integrated access device equipment for the service provider market. Under the terms of the agreement, approximately 1.1 million shares and options to purchase AFC common stock were exchanged for all outstanding shares and options of GVN. Included herein as Exhibit 99.1 are the audited consolidated financial statements of AFC and subsidiaries as of December 31, 1998 and 1999 and for each of the years in the three-year period ended December 31, 1999 and
Exhibit 99.2, the unaudited condensed consolidated financial statements of AFC and subsidiaries as of March 31, 1999 and 2000 and for the three month periods ended March 31, 1999 and 2000. These consolidated financial statements give retroactive effect to the acquisition of GVN which was accounted for as a pooling of interests.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Exhibits.

Exhibit No.    Description
-----------    -----------
23.1           Consent of KPMG LLP, Independent Auditors

99.1           Selected Consolidated Financial Data
               Management's Discussion and Analysis of Financial Condition and
               Results of Operations
               Consolidated Financial Statements
               Notes to Consolidated Financial Statements
               Schedule II - Valuation Accounts

99.2           Condensed Consolidated Financial Statements
               Notes to Condensed Consolidated Financial Statements
               Management's Discussion and Analysis of Financial Condition and
               Results of Operations

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ADVANCED FIBRE COMMUNICATIONS, INC.


Date: September 19, 2000                   By: /s/ Keith E. Pratt
                                              ----------------------------------
                                              Name:  Keith E. Pratt
                                              Title: Vice President, Chief
                                                     Financial Officer
                                                     (Duly Authorized Signatory)

                                  EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------
23.1           Consent of KPMG LLP, Independent Auditors

99.1           Selected Consolidated Financial Data
               Management's Discussion and Analysis of Financial Condition and
               Results of Operations
               Consolidated Financial Statements
               Notes to Consolidated Financial Statements
               Schedule II - Valuation Accounts

99.2           Condensed Consolidated Financial Statements
               Notes to Condensed Consolidated Financial Statements
               Management's Discussion and Analysis of Financial Condition and
               Results of Operations